               CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                  AMENDMENT NUMBER 1

              Amendment, dated as of October 1, 1995, by and between CrossComm Corporation, a Delaware corporation having an office at 450 Donald Lynch Boulevard, Marlboro, Massachusetts 01752 ("CrossComm") and Applied Network Technology, Inc., a Massachusetts corporation having an office at Regency Park, 238 Littleton Road, Westford, MA 01886 ("ANT")

              WHEREAS, Crosscomm and ANT are parties to a certain Product Development, Technology License and Manufacturing Agreement dated July 19, 1994 (the "Agreement") to which reference is hereby made; capitalized terms herein shall have the same meanings ascribed to them in the Agreement; and

              WHEREAS, Crosscomm and ANT desire to amend the Agreement in accordance with the terms and conditions set forth herein;

              NOW THEREFORE, CrossComm and ANT hereby agree, for good and valuable consideration, the receipt of which is hereby acknowledged, as follows:

         A.   AMENDMENTS TO AGREEMENT

              The parties agree to amend the Agreement as follows:

              1.   Delete the phrase "and the A Logic Chip" at the end of
         Section 1.3.

              2.   Add the following to the end of Section 1.4:

              "and all source code, libraries, design and technical documentation, flow charts, layouts, diagrams and other technical information in the possession of ANT relating to the design and operation of an ASIC."

              3.   Add the following phrase to the end of Section 1.12:

              "and the ESM 10-16, ESM 10-8 and EMCP daughter boards."

              4.   Add the following new section to the end of Section 1:

              "1.25 STAND-ALONE BASIS means the sale of a product (or, in the context of this Agreement, an ASIC) as a separate commodity product, and not as part of or a component of another product, such as a network switch. Sale on a Stand-alone Basis does not include sale of a product as a replacement part for a product originally sold or manufactured by the selling party (such as a network switch) into which the replacement part will be incorporated."

              5. Delete the last paragraph of Section 2.2 ("CrossComm will own . . .under this Agreement.") in its entirety.

              6.   Add the following to the end of the first sentence of
         Section 2.4:

              "and (for the SEC 100 ASIC only) to determine whether the Deliverable is interoperable with the National Semiconductor NIC card, such interoperability to be defined as substantial completion of certain interoperability tests attached hereto, including 100 Base-T testing at a mutually acceptable, regional, recognized laboratory"

              7. Add the following to line 6 of Section 2.4, after the word "criteria":

              "and (for the SEC 100 ASIC only) the Deliverable is interoperable with the National Semiconductor NIC card as aforesaid,"

              8.   Add the following to the end of Section 3.1:

              "Notwithstanding the foregoing, the ESM 10-16, ESM 10-8 and EMCP daughter boards shall be deemed to have been finally accepted by CrossComm upon Initial Product Acceptance, shall not be required to undergo Production Acceptance and, because they are owned by Crosscomm, shall not be subject to the provisions of Sections 5 or 15 hereof in any respect."

              9.   Add the following sentences to the end of Section 3.3:

              "CrossComm shall have the right to purchase each ASIC directly from LSI Logic Corporation or other ASIC vendors, provided that CrossComm notifies ANT (during the Maintenance Period (as defined in Section 5.1)) of the quantity, type and timing of such purchases within fifteen days following the end of the month in which such purchases were made. All such information shall be deemed the Confidential Information of CrossComm."




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               CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

              10. In Section 4.3(a), replace each reference to "********" with "********," and delete the last five lines in their entirety and replace them with the following:

              "SEC 10 and SEC 100 ** per ship for the first ****** chips
              ********"

              11. Section 4.3(b) shall be restated in its entirety as follows:

              "The parties acknowledge and agree that the Prepaid Royalties are nonrefundable, and that no amounts previously paid or to be paid by CrossComm to ANT hereunder, once such amounts are paid, shall be refundable."

              12. In Section 4.4, replace both occurrences of "January 1, 1996" with "March 31, 1996".

              13.  Insert the following at the end of Section 4.4:

              "ANT may solicit such PBI ASIC business during the period from the execution date of this Agreement through March 31, 1996. Notwithstanding the foregoing or anything to the contrary in
              Section 6.2 or elsewhere in this Agreement, ANT shall not be prohibited from selling the PBI ASIC if it is incorporated into a networking product developed or sold by ANT or a parent, subsidiary or entity under common control with ANT (an "ANT Switch").

              14. The title of Section 5 shall be changed to "Maintenance" and Section 5.1 shall be deleted in its entirety.

              15. Section 5.2 shall be renumbered Section 5.1 and shall be restated in its entirety to read as follows:

              "During the time period commencing on the date hereto and ending on March 31, 1996 (the "Maintenance Period"), ANT will provide Maintenance Services to Crosscomm in respect of the SEC 10 (Rev C) and the PBI ASICs; the Maintenance Period for the SEC 100 ASIC shall end on May 15, 1996. "Maintenance Services" means reasonable efforts by ANT to correct bugs and other non-conformities with existing specifications, and shall not include the addition of new features, functions or performance enhancements. Notwithstanding anything to the




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







              contrary contained herein, ANT agrees that it shall, prior to December 31, 1995, deliver to CrossComm a revised PBI ASIC which corrects those errors set forth on Attachment B to this Amendment and which conforms to the Rev. 1.2 specifications dated October 16, 1995.

              The Maintenance Period with respect to the SEC 100 ASIC shall be extended until June 30, 1996 in the event that a working model which conforms to the Rev. 0.6 specifications dated July 27, 1995 has not been delivered by ANT to CrossComm by December 31, 1995."

              16.  Delete Section 5.2 in its entirety.

              17. Add the word "irrevocable" to the second line of Section 6.1(a), after the word "perpetual".

              18. Add the word "irrevocable" to the second line of Section 6.1(b), after the word "perpetual".

              19.  Delete Section 6.1(c) and replace it with the following:

              "Upon the commencement of training under Section 15 of the Agreement, as amended, for each ASIC, but no later than the expiration of the Maintenance Period for each ASIC:

                   (i) ANT shall provide CrossComm with the ASIC Design for that ASIC;

                   (ii) ANT shall grant, and shall be deemed hereby to have
              granted, to CrossComm a non-transferable, (except that CrossComm may assign the Agreement, as amended by this Amendment, and all of its rights and obligations hereunder, in connection with the sale or other transfer of all or substantially all of its assets or business related to the Agreement or other "change in control," as defined below, provided, however, that no such assignment may be made to one of the companies listed on Attachment A hereto), irrevocable, worldwide, royalty-free right and license (with the right to sublicense only to Crosscomm subsidiaries, parents, entities under common control with CrossComm and third party subcontractors who agree to be bound by obligations as to confidentiality no less restrictive than those contained herein) to install, store, read, modify, use, enhance and create derivative works of such ASIC Design for any purpose and to make, use, sell, have made, have used and have sold

              ASICs based in whole or in part on the ASIC Designs, under all Intellectual Property therein; provided, that CrossComm shall not sell or distribute ASICs incorporating or based principally or substantially on the ASIC Designs on a Stand-alone Basis, and provided further, that all licenses set forth in this Section 6.1(c)(ii) shall terminate immediately upon a "change of control" of CrossComm, which results in a company set forth on Attachment A having "control" of CrossComm.
              Forth the purposes hereof, a "change of control" shall mean the sale or other transfer of more than 50% of the outstanding stock or all or substantially all of the assets or business of CrossComm related to the Agreement, and "control" shall mean the ownership or voting control, whether direct or indirect, of more than 50% of the outstanding stock of CrossComm or to the entity owning all or substantially all of the assets or business of CrossComm related to the Agreement. Immediately upon any change of control of Crosscomm which results in a company set forth on Attachment A having control of Crosscomm, Crosscomm (or such other company) shall immediately return to ANT the ASIC Designs and all other Proprietary Information of ANT (including all copies thereof), and the only right which CrossComm shall have with respect to ASIC Designs is the right to have corrected any errors or other failures of the ASICs to conform to applicable specifications by retaining a third party, unrelated to CrossComm or any parent, subsidiary or affiliate of CrossComm to make such correction (hereinafter referred to as the "Subcontractor"), provided that such Subcontractor executes a non-disclosure agreement in a form reasonably acceptable to ANT. ANT agrees that, following the return to it of the ASIC Designs and other Proprietary Information referenced in the preceding sentence, it shall retain such ASIC Designs and Proprietary Information for a reasonable period of time, and shall provide the Subcontractor with access to, and a license to use, such portion of the ASIC Designs reasonably necessary to perform any required correction, for the limited and sole purpose of performing such correction."

              20.  Delete the second and third sentences of Section 6.1(a).

              21. Delete the last two sentences of Section 6.2 in their entirety and add the following to the end of Section 6.2.

              "The pricing of ANT Switches will not be considered in such determination, and CrossComm acknowledges that the pricing of ANT Switches shall not be constrained hereby."

              22. Delete the second and third sentences of the first paragraph of Section 6.4 and add a new subsection (ix) after subsection (viii) of Section 6.4:

              "(ix)     the EMCP daughter board"

              23.  Add the following to the end of Section 6.4.

              "CrossComm acknowledges that the SEC 10 and PBI ASICs which have been delivered by ANT do not include any CrossComm Specific Technology, and that the SEC 100 ASIC, if it is designed in conformance with the specifications referenced in Article B of this Amendment, is not intended to include any CrossComm Specific Technology."

              24.  Add a new Section 7.6 at the end of Section 7:

              "7.6 ASSIGNMENT. ANT acknowledges and agrees that the ESM 10-16, ESM 10-8 and EMCP daughter boards which it developed for CrossComm for consideration of $80,000 were "works made for hire" under applicable copyright law, and that Crosscomm owns all right, title and interest in and to the ESM 10-16, ESM 10-8 and EMCP daughter boards and all Intellectual Property contained therein, other than any Core ANT Technology. ANT hereby assigns to CrossComm all right, title and interest in and to the ESM 10-16, ESM 10-8 and EMCP daughter boards and all Intellectual Property therein, other than any Core ANT Technology. ANT shall execute and deliver any and all assignments, instruments and documents requested by CrossComm to effectuate the foregoing assignment."

              25.  Add a new Section 7.7 at the end of Section 7:

              "7.7 OWNERSHIP OF DERIVATIVE WORKS. ANT acknowledges that CrossComm shall own all intellectual property rights in any enhancements or modifications it may create in the SEC 10, PBI or SEC 100 ASICs, provided, however, that such ownership shall not affect in any way ANT's ownership of any intellectual property rights in the underlying ASICs to which such enhancements or modifications relate, and shall not confer upon Crosscomm any ownership rights in such ASICs."

                   26.  Delete Section 8 in its entirety.

                   27. Delete Section 15 in its entirety and replace it with the following:




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







               CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                   "15. TRAINING

                   "15.1     TRAINING.  On such dates and at such times as
                   ANT and CrossComm may mutually agree (the agreement of ANT not to be unreasonably withheld), ANT shall (at no charge to CrossComm) provide "Training Services" (**
                   ***************************************************
                   ***************************************************
                   ***************************************************
                   ***************************************************
                   ***************************************************
                   ***************************************************
                   ***************************************************
                   ***********

         B.   OTHER AGREEMENTS

              1. SEC 10 ASIC. CrossComm acknowledges that the 0.6 micron version of the SEC 10 ASIC (the "Rev A SEC 10") has successfully passed Acceptance testing, and that ANT's obligation under the Agreement to achieve Initial Product Acceptance of the SEC 10 ASIC and all Ethernet Switch Modules based thereon has thereby been discharged. Notwithstanding the foregoing, ANT has developed and delivered to CrossComm Rev B and Rev C versions of the SEC 10 ASIC for CrossComm's use in its products, and CrossComm acknowledges and agrees that ANT shall have no further obligation with respect to any version of the SEC 10 ASIC other than to provide Maintenance Services, pursuant to Section 5.1 hereof, with respect to the Rev C version of the SEC 10 ASIC during the Maintenance Period."

              2. SEC 100 ASIC. The parties agree and acknowledge that the specifications for the SEC 100 ASIC shall be the specifications known as "Rev. 0.6" dated July 27, 1995.

              3. CROSSCOMM AND ITS AFFILIATES. Any reference in the Agreement to CrossComm shall include CrossComm and any "affiliate" of CrossComm, unless such affiliate is a company set forth on Attachment A. For the purposes hereof, an "affiliate" is a company controlling, controlled by, or under common control with, CrossComm.

              4. EXHIBIT F-1. Exhibit F to the Agreement shall be replaced in its entirety by Exhibit F-1 attached hereto.

              5. TECHNICAL SUPPORT AGREEMENT. CrossComm agrees that the Technical Support Agreement dated October 21, 1994 by and among CrossComm, ANT, Willem A.H. Engelse and David R. Paolino is hereby terminated and that no party thereto shall have any obligation or liability thereunder.

              6. ESCROW AGREEMENT. CrossComm agrees that the Escrow Agreement dated July 12, 1994 by and among CrossComm, ANT and Data Securities International, Inc. is hereby terminated and that no party thereto shall have any obligation or liability thereunder.

              7. NO OTHER EFFECT. Except as stated in this Amendment, all provisions of the agreement shall remain in full force and effect.

              IN WITNESS WHEREOF, the parties have duly executed this Amendment as an instrument under seal as of the date first written above.

         CROSSCOMM CORPORATION         APPLIED NETWORK TECHNOLOGY, INC.


         By:_______________________    By:_____________________________


         Name:_____________________    Name:___________________________


         Title:____________________    Title:__________________________

                                     ATTACHMENT A
                                     ------------

         Cisco Systems, Inc.
         3Com Corporation
         Newbridge Networks Corporation
         Bay Networks, Inc.
         International Business Machines Corporation
         General DataComm Corporation

               CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                  ATTACHMENT B
                                  ------------

         ************************************************************
         ************************************************************
         ************************************************************
         ************************************************************
         ************************************************************
         *****************************

                           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                                                   Exhibit F-1

                              Revised Summary Payment Matrix Dated October 1, 1995

                                                                         Nature of Payment
Original    Actual    Expected                       ----------------------------------------------------------
Due         Check     Revised                                   License    Prepaid   PBI ASIC
Date        Date      Ck. Date       Deliverable       NRE      Fee        Royalty   Exclusivity Fee     TOTAL
--------    ------    --------    ------------------

7/19/94     7/19/94               Agreement Signed   *******   *******     $            $              ********

N/A         1/04/95               ESM 10-16, 10-8
                                  and EM-CP net
                                  management module
                                  and development
                                  through initial
                                  Product Acceptance
                                                      ******                                             ******

10/7/94     1/04/95               Design Simulation
                                  Acceptance of
                                  SEC 10 and PBI               *******      *******
                                  ASICs                                                                 *******

12/5/94     3/03/95               Initial Product
                                  Acceptance of ESM
                                  10-14 and 10-2
                                  including                                   ******     ******         *******
                                  management
                                  software

12/30/94    4/22/95               Final Product
                                  Acceptance of ESM
                                  10-14 and 10-2                              ******                     ******

12/30/94    4/25/95               Final Product
                                  Acceptance of ESM
                                  10-14 and 10-2
                                  (follow-on payment
                                  due to 4/22/95                               *****                      *****
                                  check error)

                           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                                                         Nature of Payment
Original    Actual    Expected                       ----------------------------------------------------------
Due         Check     Revised                                   License    Prepaid   PBI ASIC
Date        Date      Ck. Date       Deliverable       NRE      Fee        Royalty   Exclusivity Fee     TOTAL
--------    ------    --------    ------------------

10/7/94               10/5/95     Design Simulation
                                  Acceptance of SEC
                                  100 ASIC                                  ******                       ******

2/20/94               N/A         Production
                                  Acceptance of ESM
                                  10-14 and 10-2,
                                  using REV A of SEC       *        *            *            *               *
                                  10 ASIC

12/30/94              10/31/95    Initial Product                           ******                       ******
                                  Acceptance of ESM
                                  100-2, including
                                  management
                                  software and
                                  backplane
                                  interface
1/20/95               11/10/95    Final Product
                                  Acceptance of ESM
                                  100-2                                     ******       ******          ******

2/20/95               12/8/95     Production
                                  Acceptance ESM                           *******
                                  100-2                                                                 *******

NA                    NA          WAIVED                                         *                            *

12/31/95              12/31/95    End of PBI Chip
                                  Exclusivity Term

                                                                                         ******          ******
                                                     *******  *******       ******      *******        ********
                                                     ==========================================================







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